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                                                                    Exhibit 99

                           NATIONSBANK, N.A.
        MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1995-A
             FEBRUARY 1, 1998 THROUGH FEBRUARY 28, 1998




A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance					                              	$303,441,223.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage		                              				28.11%
    (ii)  Class A-1 Notes Balance				                         		$85,300,000.00
    (iii) Class A-1 Notes Rate				                                   		5.7725%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage		                              				34.41%
    (ii)  Class A-2 Notes Balance				                        		$104,427,000.00
    (iii) Class A-2 Notes Rate	                                     					5.90%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage		                              				33.47%
    (ii)  Class A-3 Notes Balance				                        		$101,576,574.00
    (iii) Class A-3 Notes Rate		                                     				6.10%
(E) Class B Certificates
    (i)   Class B Certificates Percentage	                          					4.00%
    (ii)  Class B Certificates Balance				                    		$12,137,649.00
    (iii) Class B Certificates Rate				                                		6.35%
(F) Servicing Fee Rate				                                             		1.00%
(G) Weighted Average Coupon (WAC)				                                  		8.51%
(H) Weighted Average Original Maturity (WAOM)				             		54.09 		months
(I) Weighted Average Remaining Maturity (WAM)					             	42.79 		months
(J) Number of Receivables			                                         			32,378
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage				               		2.00%
    (ii)  Reserve Account Initial Deposit				                  		$6,068,825.00
    (iii) Specified Reserve Account Balance (K(iii)(c)
           if 1.25% loss and delinq triggers hit -
           otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance						                      2.00%
          (b) Percent of Remaining Pool Balance			                    			3.25%
          (c) Trigger Percent of Remaining Pool Balance				            		6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance				                               		$53,337,684.63
(B) Total Note and Certificate Pool Factor					                     	0.1757760
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance	                                   					$0.00
    (ii) Class A-1 Notes Pool Factor			                           			0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance	                                   					$0.00
    (ii) Class A-2 Notes Pool Factor					                           	0.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance	                          					$41,200,035.63
    (ii) Class A-3 Notes Pool Factor				                           		0.4056057
(F) Class B Certificates
    (i)  Class B Certificates Balance	                     					$12,137,649.00
    (ii) Class B Certificates Pool Factor				                      		1.0000000
(G) Reserve Account Balance					                                	$6,068,824.46
(H) Cumulative Net Losses for All Prior Periods						             1,818,167.73
(I) Net Loss Ratio for Second Preceding Period			                     			1.04%
(J) Net Loss Ratio for Preceding Period				                            		0.71%
(K) Delinquency Ratio for Second Preceding Period				                  		0.84%
(L) Delinquency Ratio for Preceding Period			                         			0.96%
(M) Weighted Average Coupon (WAC)						                                  8.63%
(N) Weighted Average Remaining Maturity (WAM)				             		21.60 		months
(O) Number of Receivables				                                         		11,414

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections					                            	$4,075,930.87
    (ii)  Not Used			                                                  			0.00
    (iii) Repurchased Loan Proceeds Related to Principal					            	0.00
    (iv) Other Refunds Related to Principal					                         	0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections					                                	353,431.24
    (ii)  Repurchased Loan Proceeds Related to Interest				             		0.00
(C) Weighted Average Coupon (WAC)					                                  	8.64%
(D) Weighted Average Remaining Maturity (WAM)				             		20.93 		months
(E) Remaining Number of Receivables					                               	10,845
(F) Delinquent Receivables
				                              Dollar Amount         		  # Units
                                  -------------             -------
    (i)  30-59 Days Delinquent	       1,341,055   	2.72%    	   258    		2.38%
    (ii)  60-89 Days Delinquent			     	238,118   	0.48%	        56 	   	0.52%
    (iii) 90 Days or More Delinquent				201,173 	  0.41%	        36 	   	0.33%

(G) Repossessions
                              				Dollar Amount 	           # Units
                                  -------------             -------
                                    				287,112   	0.58%	        44 		   0.41%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Account Investment Income 		             				$25,656.81
(B) Aggregate Net Losses before Liquidation Proceeds and
      Recoveries for Collection Period			              			20,678.67
(C) Liquidated Receivables Information
    (i)   Not Used			                                       			0.00
    (ii)  Not Used				                                       		0.00
    (iii) Recoveries on Previously Liquidated Contracts			25,382.67
(D) Aggregate Net Losses for Collection Period			     			(4,704.00)
(E) Actual Number of Days in Interest Period		               				27

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections			                          			$353,431.24
(B) Not Used				                                             		0.00
(C) Repurchased Loan Proceeds Related to Interest			        			0.00
(D) Recoveries from Prior Month Charge Offs			 	        		25,382.67
(E) Investment Earnings from the Reserve Account			    			25,656.81
(F) Total Interest Collections				                     		404,470.72

Principal:
(G) Principal Payments Received				                 		$4,075,930.87
(H) Not Used			                                             			0.00
(I) Repurchased Loan Proceeds Related to Principal				       		0.00
(J) Other Refunds Related to Principal				                   		0.00
(K) Total Principal Collections				                  		4,075,930.87

(L) Total Collections		                           				$4,480,401.59


II. DISTRIBUTIONS                                        								Per $1,000 of
----------------- 					 			                                   Original Balance
                                                              ----------------
(A) Total Interest Collections	      	     		        		$404,470.72
(B) Servicing Fee 	           		                     			$44,448.07      		0.15

Interest                                                 								Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Interest Due		       				$0.00 		          0
    (ii)  Class A-1 Notes Monthly Interest Paid
           (after reserve fund draw)			                  			0.00 		          0
                                                     -----------
    (iii) Class A-1 Notes Monthly Interest Shortfall
           (after reserve fund draw)	                 					$0.00 		          0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due		       				$0.00 		          0
    (ii)  Class A-2 Notes Monthly Interest Paid
           (after reserve fund draw)			                  			0.00 		          0
                                                     -----------
    (iii) Class A-2 Notes Monthly Interest Shortfall
           (after reserve fund draw)			                 			$0.00 		          0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due		 				$209,433.51 		2.061828886
    (ii)  Class A-3 Notes Monthly Interest Paid
           (after reserve fund draw)			            			209,433.51 		2.061828886
                                                     -----------
    (iii) Class A-3 Notes Monthly Interest Shortfall
           (after reserve fund draw)                  					$0.00 		          0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due  	$64,228.39 		5.291666667
    (ii)  Class B Certificates Monthly Interest Paid
           (after reserve fund draw)			             			64,228.39 		5.291666667
                                                      ----------
    (iii)  Class B Certificates Monthly Interest
            Shortfall (after reserve fund draw)		      				$0.00 		          0
(G) Total Note and Certificate Interest Paid
     (after reserve fund draw)				                 		$273,661.90
(H) Excess Interest			                             			$86,360.75

Principal
(I) Total Principal Collections		              				$4,075,930.87
(J) Draw on Reserve Fund for realized losses 					    	20,678.67
(K) Total Amount Available for Principal
     Distribution 					                           	$4,096,609.54
                                                                 Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due	       					0.00 		          0
    (ii)  Class A-1 Notes Monthly Principal Paid
           (after reserve fund draw)				                  		0.00 		          0
                                                  --------------
    (iii) Class A-1 Notes Monthly Principal
           Shortfall (after reserve fund draw)		        				0.00 		          0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due	       					0.00 		          0
    (ii)  Class A-2 Notes Monthly Principal Paid
           (after reserve fund draw)			                  			0.00 		          0
                                                   -------------
    (iii) Class A-2 Notes Monthly Principal
           Shortfall (after reserve fund draw)        						0.00 		          0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due					4,096,609.54 		40.33025902
    (ii)  Class A-3 Notes Monthly Principal Paid
           (after reserve fund draw)			          			4,096,609.54 		40.33025902
                                                   -------------
    (iii) Class A-3 Notes Monthly Principal
           Shortfall (after reserve fund draw)        						0.00 	          	0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due			  			0.00 		          0
    (ii)  Class B Certificates Monthly Principal Paid
           (after reserve fund draw)				                  		0.00 		          0
                                                   -------------
    (iii) Class B Certificates Monthly Principal
           Shortfall (after reserve fund draw)        						0.00           		0
(P) Total Note and Certificate Principal Paid			 			4,096,609.54
(Q) Total Distributions		                       				4,414,719.51
(R) Excess Servicing Releases from Reserve
     Account to Servicer			                         			65,682.08
(S) Amount of Draw from Reserve Account			          			20,678.67
(T) Draw from Reserve Account plus Total
     Available Amount		                         				4,501,080.26

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------	  		 	Beginning		       End
                                               				of Period	    	of Period
                                                   ----------     ----------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance			         	$53,337,684.63  	$49,241,075.09
    (ii)   Total Note and Certificate Pool
            Factor	                              			0.1757760      		0.1622755
    (iii)  Class A-1 Notes Balance		                   		0.00 	          	0.00
    (iv)   Class A-1 Notes Pool Factor		          		0.0000000 	     	0.0000000
    (v)    Class A-2 Notes Balance                   				0.00           		0.00
    (vi)   Class A-2 Notes Pool Factor		          		0.0000000 	     	0.0000000
    (vii)  Class A-3 Notes Balance			          	41,200,035.63  		37,103,426.09
    (viii) Class A-3 Notes Pool Factor		          		0.4056057      		0.3652754
    (ix)   Class B Certificates Balance		     		12,137,649.00  		12,137,649.00
    (x)    Class B Certificate Pool Factor			      	1.0000000 	     	1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)             				8.63%		          8.64%
    (ii)  Weighted Average Remaining
           Maturity (WAM) 	                  			21.60 	months	  20.93 		months
    (iii) Remaining Number of Receivables	          			11,414 		        10,845
    (iv)  Portfolio Receivable Balance		     		$53,337,684.63 		$49,241,075.09

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

(A) Beginning Reserve Account Balance						                    		$6,068,824.46
(B) Draw for Realized losses						                                 		20,678.67
(C) Draw for Servicing Fee						                                        		0.00
(D) Draw for Class A-1 Notes Interest Amount					                      			0.00
(E) Draw for Class A-2 Notes Interest Amount					                      			0.00
(F) Draw for Class A-3 Notes Interest Amount					                      			0.00
(G) Draw for Class B Certificates Interest Amount					                 			0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates					  		20,678.67
(I) Excess Interest						                                          		86,360.75
(J) Reserve Account Balance Prior to Release							              	6,134,506.54

(K) Reserve Account Required Amount	                       							6,068,824.46

(L) Final Reserve Account Required Amount							                 	6,068,824.46

(M) Reserve Account Release to Servicer		                      						65,682.08

(N) Ending Reserve Account Balance		                        						6,068,824.46

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Aggregate Net Losses before Liquidation Proceeds and
     Recoveries for Collection Period			                       					$20,678.67
(B) Liquidated Contracts
    (i)   Not Used						                                                		0.00
    (ii)  Not Used			                                                					0.00
    (iii) Recoveries on Previously Liquidated Contracts					      			25,382.67
(C) Aggregate Net Losses for Collection Period							              	(4,704.00)
(D) Net Loss Ratio for Collection Period (annualized)						           		-0.11%
(E) Cumulative Net Losses for all Periods							                 	1,813,463.73
(F) Delinquent Receivables
                               				Dollar Amount     		    # Units
                                   -------------           -------
    (i)  30-59 Days Delinquent				     1,341,055 	   2.72%	    258     		2.38%
    (ii)  60-89 Days Delinquent			      	238,118 	   0.48%	     56     		0.52%
    (iii) 90 Days or More Delinquent			 	201,173 	   0.41%	     36     		0.33%

(G) Repossessions
                               				Dollar Amount 		        # Units
                                   -------------           -------
                                     				287,112 	   0.58%	     44 	    	0.41%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period		                       						1.04%
    (ii) Preceding Collection Period						                             		0.71%
    (iii) Current Collection Period								                             -0.11%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.55%

(B) Ratio of Balance of Contracts Delinquent 60 Days
     or More to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period							                       	0.84%
    (ii) Preceding Collection Period						                             		0.96%
    (iii) Current Collection Period						                              		0.89%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.90%

(C) Loss and Delinquency Trigger Indicator							         	Trigger was not hit



The undersigned officers of NationsBank, N.A., as servicer, pursuant to the
Sale and Servicing Agreement	hereby certify to the best of their knowledge and
belief that the above information is true and correct.





\s\ Carolyn G. Moore					\s\ Leslie J. Fitzpatrick
--------------------     -------------------------
Carolyn G. Moore				    	Leslie J. Fitzpatrick
Vice President 				     	Senior Vice President

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